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                                                                    EXHIBIT 10.7


                            VASTAR RESOURCES, INC.
                              FIRST AMENDMENT TO
                            VASTAR RESOURCES, INC.
                     RETIREMENT PLAN FOR OUTSIDE DIRECTORS

     Pursuant to the power of amendment reserved therein, the Vastar Resources, Inc. Retirement Plan for Outside Directors, effective June 26, 1994 (the "Plan"), is hereby amended as follows:

     1. Article I, Section 1.7, is amended in its entirety and shall now read as follows:

     "Director means a member of the Board who is not an employee of the Company or its affiliates. For the purposes of this definition, an affiliate means any person or entity that, directly or indirectly, controls, or is controlled by, or is under common control with, the Company."

     2. Except as amended hereby, the Plan remains unchanged and in full force and effect.

     Executed as of the 1st day of December, 1999, but effective as of October 20, 1999.

     ATTEST:                                VASTAR RESOURCES, INC.

          /s/  JONATHAN D. EDELFELT              /s/  JEFFREY M. BENDER
     By: ------------------------------     By: ------------------------------
           Jonathan D. Edelfelt                  Jeffrey M. Bender
           Associate Secretary                   Vice President, Human Resources